Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information

16. Supplemental Cash Flow Information:

Supplemental cash flow information for 2010, 2011 and 2012 follows (in millions):

	Year ended December 31,
	2010	2011	2012
Supplemental information:
Interest paid	$639	$496	$444

Income taxes paid, net of refunds of $64 million, $58 million and $8 million	$43	$37	$482 (1)

Acquired businesses:
Property and equipment	$5	$1	$—
Software products	21	21	12
Customer base	27	12	12
Goodwill	25	6	28
Other intangible assets	8	—	1
Deferred income taxes	(5)	(5)	(3)
Purchase price obligations and debt assumed	(2)	(1)	1
Net current assets (liabilities) assumed	3	1	(11)

Cash paid for acquired businesses, net of cash acquired of $10 and $4 and $2 million, respectively	$82	$35	$40

(1)	Approximately $400 million is related to the sale of HE and the income tax provision was included in discontinued operations.